Exhibit 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Lowry F. Kline, Chairman of the Board of Directors of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Shaun B. Higgins, Executive Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/s/ Lowry F. Kline
Lowry F. Kline
Chairman of the Board of Directors
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, J. Alexander M. Douglas, Jr., Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Shaun B. Higgins, Executive Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/s/ J. Alexander M. Douglas, Jr.
J. Alexander M. Douglas, Jr.
Director,
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Calvin Darden, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Shaun B. Higgins, Executive Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/s/ Calvin Darden
Calvin Darden Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Paula R. Reynolds, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Shaun B. Higgins, Executive Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/s/ Paula R. Reynolds
Paula R. Reynolds Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, John L. Clendenin, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Shaun B. Higgins, Executive Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/s/ John L. Clendenin
John L. Clendenin Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James E. Copeland, Jr., a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Shaun B. Higgins, Executive Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/s/ James E. Copeland, Jr.
James E. Copeland, Jr. Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Irial Finan, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Shaun B. Higgins, Executive Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/s/ Irial Finan
Irial Finan Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, J. Trevor Eyton, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Shaun B. Higgins, Executive Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/s/ J. Trevor Eyton
J. Trevor Eyton Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, L. Phillip Humann, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Shaun B. Higgins, Executive Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/s/ L. Phillip Humann
L. Phillip Humann Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, John E. Jacob, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Shaun B. Higgins, Executive Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/s/ John E. Jacob
John E. Jacob Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Marvin J. Herb, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Shaun B. Higgins, Executive Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/s/ Marvin J. Herb
Marvin J. Herb
Director,
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jean-Claude Killy, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Shaun B. Higgins, Executive Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/s/ Jean-Claude Killy
Jean-Claude Killy
Director,
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Gary P. Fayard, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Shaun B. Higgins, Executive Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/s/ Gary P. Fayard
Gary P. Fayard
Director,
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Summerfield K. Johnston, III, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Shaun B. Higgins, Executive Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2005.

/s/ Summerfield K. Johnston, III
Summerfield K. Johnston, III
Director,
Coca-Cola Enterprises Inc.